Reconciliation to Form 5500	12 Months Ended
Dec. 31, 2025
EBP 025
Reconciliation to Form 5500
Reconciliation to Form 5500

Note 8 - Reconciliation to Form 5500

The net assets on the financial statements differ from the net assets on the Form 5500 due to the synthetic GICs held in the Master Trust being recorded at contract value on the financial statements and at fair value on Form 5500. The net assets on the financial statements compared to those on Form 5500 at December 31, 2025 and 2024 were $19.6 million higher and $48.7 million higher, respectively. Additionally, the increase in net assets on Form 5500 for the year ended December 31, 2025 is higher than the financial statements by $29.1 million.